                                                                    EXHIBIT 99.3
                                                                    ------------


                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                             JACKSON PRODUCTS, INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of Jackson Products, Inc. (the "Company") made pursuant to the Prospectus, dated _________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to State Street Bank and Trust Company (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus) or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The Exchange Offer -- Guaranteed Delivery Procedures" section in the Prospectus. The term "Old Notes" means the Company's outstanding 9 1/2% Series A Senior Subordinated Notes due 2005.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON THE EARLIER OF ________, 1998 (UNLESS EXTENDED) OR THE DATE ON WHICH 100% OF THE OLD NOTES ARE VALIDLY TENDERED AND
NOT WITHDRAWN (THE "EXPIRATION DATE").  TENDERED OLD NOTES MAY
BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF
THE EXCHANGE OFFER.

       Deliver to: State Street Bank and Trust Company, Exchange Agent:

   By Registered or Certified Mail:             By Overnight Courier:
 State Street Bank and Trust Company     State Street Bank and Trust Company
             P.O. Box 778                      Two International Place
        Boston, MA 02102-0078                      Boston, MA 02110
         Attn: Kellie Mullen                     Attn: Kellie Mullen

                               Telephone Number:
                                 (617) 664-5587

                    By Facsimile for Eligible Institutions:
                                 (617) 664-5395

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer - -Guaranteed Delivery Procedures" section in the Prospectus and the Letter of Transmittal.

Principal Amount of Old Notes       Signature(s)
                                                 --------------------------
Tendered $
          -----------------------    --------------------------------------
Certificate Nos.                     Please Print the Following Information
  (if available)                     Names(s) of Registered Holders
                -----------------                                  --------
Total Principal Amount
                                     --------------------------------------
  Represented by Old Notes           Address
                                            -------------------------------
  Certificate(s)
                -----------------    --------------------------------------
If Old Notes will be                 Area Code and Telephone Number(s)
tendered by book-entry                                                -----
transfer, provide the                --------------------------------------
following information:

DTC Account Number
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Dated:____________________ , 1998


                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm
            ---------------------    --------------------------------------
                                             (Authorized Signature)
Address                              Name
       --------------------------        ----------------------------------

                                     Date
---------------------------------        ----------------------------------
            Zip Code

Area Code and
  Telephone Number
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